                                                                    EXHIBIT 10.7


                                 OFFICE LEASE
                            3450 California Street
                           San Francisco, California

                            BASIC LEASE INFORMATION
                            -----------------------

Effective Date: August 6, 1998

Landlord: WESTERN INVESTMENT REAL ESTATE TRUST, a California real estate investment trust

Tenant:  NETWEB CORPORATION, a Delaware corporation

                                                                                 Lease Reference
                                                                                 ---------------

Premises and Building Address: Second Floor, 3450 California Street,
San Francisco, California                                                            Paragraph 1

Approximate Area of Premises: 4,592 rentable square feet

Term Commencement: Upon delivery of possession of the Premises to Tenant (the
"Commencement Date"), which is currently anticipated to be September 1, 1998
or sooner                                                                            Paragraph 2

Term Expiration: The last day of the calendar month containing the
5th anniversary of the Commencement Date                                             Paragraph 2

Base Rent:                                                                           Paragraph 3(a)

     Period                                      Base Rent
     ------                                      ---------

     First Lease Year                            $ 94,136.00 per annum

     Second Lease Year                           $ 96,983.00 per annum

     Third Lease Year                            $ 99,876.00 per annum

     Fourth Lease Year                           $102,861.00 per annum

     Fifth Lease Year                            $105,937.00 per annum

Parking Rent: Up to 10 stalls designated for use by Tenant, at an aggregate
charge of $400.00 per month                                                          Paragraph 3(a)

Tenant's Percentage Share: 40%                                                       Paragraph 4(a)

Security Deposit: $7,845.00                                                          Paragraph 16

Tenant's Address for Notices:                                                        Paragraph 20

     Netweb Corporation
     3641 Sacramento Street, #A
     San Francisco, California 94118
     Attn: Carter Hostelley
     Telephone: 415/674-3787
     Facsimile: 415/674-3782

Landlord's Address                                                                   Paragraph 20
for Notices:

     Western Investment Real Estate Trust
     3450 California Street
     San Francisco, California 94118
     Attn: L. Gerald Hunt
     Telephone: 415/929-0211
     Facsimile: 415/929-0905

Broker:  CAC Group, Daron P. Craft ("Landlord's Broker"), and Realty Investments,
         Jeffrey J. Hutchins ("Tenant's Broker")                                     Paragraph 21(k)

Exhibit:                                                                             Paragraph 22

       Exhibit A - Rules and Regulations

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

                                 OFFICE LEASE
                            3450 California Street
                           San Francisco, California

     THIS LEASE is made and entered as of the Effective Date into by and between WESTERN INVESTMENT REAL ESTATE TRUST, a California real estate investment trust ("Landlord"), and NETWEB CORPORATION, a Delaware corporation ("Tenant").

                                  WITNESSETH

     1.   Premises. Landlord hereby leases to Tenant, and Tenant hereby leases
          --------
from Landlord for the term of this Lease and at the rental and upon the conditions set forth below, the Premises described in the Basic Lease Information. The Premises are comprised of the Second Floor of the building commonly known as 3450 California Street, San Francisco, California (the "Building"). The Premises, the Building and the legal parcel on which the Building is located, together with parking facilities and other appurtenances, are collectively, the "Property." Landlord shall, prior to term commencement, have the carpet in the Premises professionally cleaned. In all other respects, Tenant shall take the Premises in their "AS-IS" condition, and Landlord shall have no obligation whatsoever to remodel, alter or improve the Premises for use by Tenant to provide any improvement or construction allowance to Tenant, or to pay or reimburse Tenant for any remodeling, alterations or improvements to the Premises.

     2.  Term.
         ----

          (a) The term of this Lease shall commence on the date specified in the Basic Lease Information and, unless sooner terminated as hereinafter provided, shall end on the date specified in the Basic Lease Information. If Landlord shall permit Tenant to occupy the Premises prior to the date of term commencement, such occupancy shall be subject to all the terms of this Lease. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on the Date of term commencement, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event, subject to any contrary provisions in any agreement with Landlord covering initial improvement of the Premises, rental shall be waived for the period between commencement of the term and the time when Landlord can deliver possession. In the event that Landlord shall not have delivered possession of the Premises to Tenant on or before November 30, 1998, Tenant shall have a right to terminate and cancel this Lease by written notice to Landlord given within fifteen days following such date and, in any event, prior to tender of possession of the Premises to Tenant.

          (b) Landlord shall have an option upon the terms provided below to terminate this Lease in the event that the lease from time to time in effect for the Ground Floor of the Building shall expire or be cancelled or terminated, whether in accordance with its terms, by reason the default of the tenant thereunder, by voluntary act of the parties, or otherwise. Landlord may exercise such option upon written notice to Tenant given at least 270 days prior to the effective date of termination of this Lease, which notice may be given at any time during the term and either prior to or following the effective date of termination of the Ground Floor lease.

Upon the effective date of termination stated in Landlord's notice, the term of this Lease shall end in the same manner as if such effective date were the day originally specified in this Lease for the expiration of the term, except that Tenant shall not be required to pay the installments of the Base Rent that would otherwise be due in respect of the last 60 days of the term.

     3.   Rent.
          ----

          (a) Tenant shall pay to Landlord as rental the amount specified in the Basic Lease Information as the Base Rent. Base Rent for the first month of the term shall be payable upon Tenant's execution of this Lease, and Base Rent shall thereafter be payable in advance on or before the first day of each calendar month of the term. For purposes of determining the dates upon which the Base Rent increases as provided in the Basic Lease Information, the term "Lease Year" shall mean a period of twelve consecutive full calendar months, with the first Lease Year also including any partial calendar month at the beginning of the term of this Lease. In addition to the Base Rent and the other rents and charges due hereunder, Tenant shall pay to Landlord, as additional rental, the monthly amount specified in the Basic Lease Information for the right and license to use parking stalls as specified in the Basic Lease Information, which amount shall be payable monthly, in advance, throughout the term of this Lease.

          (b) Tenant shall pay, as additional rent, all amounts of money required to be paid to Landlord by Tenant hereunder in addition to Base Rent, whether or not the same be designated "additional rent."

          (c) If any installment of rent or any other sums due from Tenant shall not be received by Landlord within five (5) days following the date due, Tenant shall pay to Landlord a late charge equal to five percent (5 %) of such overdue amount. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

          (d) Any amount due to Landlord, if not paid when due, shall bear interest from the date due until paid at the rate of 1 1/2% per month or, if less, the highest rate permissible under applicable law. Payment of interest shall not excuse or cure any default hereunder by Tenant.

          (e) All payments due from Tenant to Landlord hereunder shall be made to Landlord without deduction or offset, except as may be expressly permitted herein, in lawful money of the United States of America at the address for payment set forth in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate by notice to Tenant.

     4.   Property Taxes and Operating Expenses.
          -------------------------------------

          (a) Tenant shall pay, during the term, the percentage share specified in the Basic Lease Information of the full amount of all Property Taxes assessed in respect of the

Property, and such percentage share of the full amount of all Operating Expenses paid or incurred by Landlord. If during any calendar year during the term, the Building is not fully occupied on the average, Operating Expenses and Property Taxes shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses and Property Taxes had the total rentable area of the Building been fully occupied during such calendar year.

          (b) For the purposes hereof, "Property Taxes" shall mean all real property taxes, assessments or governmentally imposed fees or charges (and any tax or assessment levied wholly or partly in lieu thereof) levied, assessed, confirmed, imposed, or which become a lien against the Property or payable during the term, including without limitation, any tax or assessment imposed by a governmental authority in connection with, or in the event of, a change in ownership of the Property. Property Taxes shall, also include the cost of protesting real property taxes and assessments.

          (c) For the purposes hereof, "Operating Expenses" shall mean all expenses and costs of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Property, including, without limitation: (i) all license, permit, and inspection fees; (ii) premiums for any insurance maintained by Landlord with respect to the Property; (iii) any and all wages, salaries and related expenses and benefits of all on-site and off-site employees engaged in operation, maintenance and security; (iv) any and all supplies, materials, and equipment rental; (v) all maintenance, repair, replacement, janitorial, security, and service costs; (vi) management fees or a management cost recovery equal to ten percent of Operating Expenses (exclusive of the amount of Property Taxes); (vii) professional services fees; (viii) amortization of the cost of capital improvements (together with interest thereon at the rate paid by Landlord or which would have been paid if Landlord had borrowed such funds) intended to reduce other Operating Expenses or are required by law; (ix) any and all charges for heat, water, gas, electricity and other utilities used or consumed in the Building and common areas (exclusive of amounts billed and paid directly to and by Tenant and other tenants of the Building); and (x) all other operating, management, and other expenses incurred by Landlord in connection with the operation of the Property. Operating Expenses shall not include the cost of repairs or restoration occasioned by a casualty to the extent covered by insurance proceeds made available to Landlord, taxes on Landlord's income from all sources, expenses incurred in leasing to or procuring of tenants, leasing commissions, legal fees related to other tenants' leases, advertising expenses, expenses for the renovating of space for new tenants, debt service payments by Landlord except as allowed above, nor any depreciation allowance or expense. Expenditures for capital improvements shall be amortized over a period appropriate under generally accepted accounted principles, with interest allowed thereon as provided above.

          (d) Tenant shall make payments to Landlord in respect of its percentage share of Property Taxes and Operating Expenses, monthly in advance as additional rental hereunder, in amounts from time to time estimated by Landlord. Within 90 days after the close of each calendar year, or as soon after such 90-day period as practicable, Landlord shall deliver to Tenant a statement of actual Property Taxes and Operating Expenses for such calendar year. Landlord may determine some items of Property Taxes and Operating Expenses on a cash basis and other items on an accrual basis, so long as such determination is consistently applied to the same item during all accounting periods. If on the basis of such statement Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit such excess against Operating Expenses and Property Taxes subsequently payable by Tenant. If on the basis of such statement Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within 15 days after delivery of the statement. Tenant's proportionate share of any net recovery realized by Landlord in a contest concerning the imposition of Property Taxes shall be refunded to Tenant or, at Landlord's option, shall be applied in respect of other rents and charges due under this Lease. The obligations of Landlord and Tenant under this subparagraph with respect to the reconciliation between estimated payments and actual Property Taxes and Operating Expenses for the last year of the term shall survive the termination of this Lease.

     5.   Other Taxes. Tenant shall pay or reimburse Landlord for any taxes
          -----------
upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or leasehold improvements made in or to the Premises at Tenant! s expense; for any taxes, assessments, fees or charges imposed by any public authority or private community maintenance association upon or by reason of the development, possession, use or occupancy of the Premises or the parking facilities used by Tenant in connection with the Premises; and for any gross receipts tax imposed with respect to the rental payable hereunder.

     6.   Use.
          ---

          (a) The Premises shall be used and occupied by Tenant for general office use and in accordance with the Rules and Regulations attached to this Lease as Exhibit A and for no other purpose. Tenant shall, at Tenant's expense,
         ---------
comply promptly with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the term regulating the use by Tenant of the Premises. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance, or which unreasonably disturbs other tenants of the Building, nor shall Tenant, its employees, agents or invitees damage the Premises, the Building or related improvements, nor place or maintain any signs on or visible from the exterior of the Premises without Landlord's written consent, which consent may be withheld in Landlord's sole and absolute discretion, or use any corridors, sidewalks or other areas outside of the Premises for storage or any purpose other than access to the Premises. Tenant shall not conduct any auction at the Premises. Notwithstanding any other provision of this Lease, Tenant shall not use, keep or permit to be used or kept on the Premises any foul or noxious gas or substance, nor shall Tenant do or permit to be done anything in and about the Premises, either in connection with activities hereunder expressly permitted or otherwise, which would cause an increase in premiums payable under, or a cancellation of, any policy of insurance maintained by Landlord in connection with the Premises or the Building or which would violate the terms of any covenants, conditions or restrictions affecting the Building or the land on which it is located.

          (b) Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as Exhibit A and, after notice thereof, all
                                      ---------
reasonable modifications thereof
and additions thereto from time to time promulgated in writing by Landlord. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations, but Landlord shall use good faith efforts to enforce the rules and regulations consistently.

          (c) Tenant shall strictly comply with all statutes, laws, ordinances, rules, regulations, and precautions now or hereafter mandated or advised by any federal, state, local or other governmental agency with respect to the use, generation, storage, or disposal of hazardous, toxic, or radioactive materials (collectively, "Hazardous Materials"). As herein used, Hazardous Materials shall include, but not be limited to, those materials identified in Sections 66680 through 66685 of Title 22 of the California Code of Regulations, Division. 4, Chapter 30, as amended from time to time, and those substances defined as "hazardous substances," "hazardous materials," "hazardous wastes," "chemicals known to cause cancer or reproductive toxicity," "radioactive materials," or other similar designations in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., 33 U.S.C. Section 1251 et seq., 42 U.S.C. Section 300(f) et seq., 42
                             -------
U.S.C. 7401 et seq., California. Health and Safety Code Section 25249.5 et seq.,
                                                                        -- ---
California Water Code Section 13000 et seq., California Health and Safety Code
Section 39000 et seq. and any other governmental statutes, ordinances, rules, regulations, and precautions adopted pursuant to the preceding laws or other similar laws, regulations and guidelines now or hereafter in effect. Tenant shall not cause, or allow anyone else whom Tenant has lawful authority to control to cause, any Hazardous Materials to be used, generated, stored, or disposed of on or about the Premises or the Building, other than reasonable quantities of office and cleaning supplies in their retail containers. Tenant shall defend (with counsel approved by Landlord), indemnify and hold Landlord, its trustees, employees and agents, any entity having a security interest in the Premises or the Building, and its and their employees and agents (collectively, "Indemnitees") harmless from and against, and shall reimburse the Indemnitees for, all liabilities, claims, costs, damages, and depreciation of property value, including all foreseeable and unforeseeable consequential damages, directly or indirectly arising out of the use, generation, storage, or disposal of Hazardous Materials by Tenant or any person claiming under Tenant, including, without limitation, the cost of any required or necessary investigation, monitoring, repair, cleanup, or detoxification and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the termination of this Lease, as well as penalties, fines and claims for contribution to the full extent that such action is attributable, directly or indirectly, to the use, generation, storage, or disposal of Hazardous Materials by Tenant or any person claiming under Tenant. Neither the consent by Landlord to the use, generation, storage, or disposal of Hazardous Materials nor the strict compliance by Tenant with all statutes, laws, ordinances, rules, regulations, and precautions pertaining to Hazardous Materials shall excuse Tenant from Tenant's obligation of indemnification set forth above. Tenant's obligations under this paragraph shall survive the expiration or termination of this Lease.

          (d) If removal of any asbestos-containing materials which may exist within the Premises (other than any which may have been installed, placed or released by Tenant) is at any time during the Term required as a matter of law, Landlord shall cause such materials to be removed at Landlord's expense promptly following notice from Tenant, which notice shall be accompanied by a copy of reports of inspections or tests done by or on behalf of Tenant showing that such materials are present in the Premises; provided, however, that if the cost of removal thereof will equal or exceed $20,000, Landlord may, at its option, terminate this Lease upon thirty days written notice to Tenant, without removing such materials. Tenant shall do any and all alterations, additions, repairs and maintenance, as well as any and all work relating to installation, upgrading or maintaining utility and other services, in a manner that will minimize any disturbance of asbestos-containing materials and any need to remove or abate such materials. Any such work that may involve or relate to asbestos-containing materials shall be done in such manner as Landlord shall, in its discretion, approve in advance in writing.

     7.   Services and Utilities.
          ----------------------

          (a) Tenant agrees to pay, before delinquency, all fees and charges for water, gas, electricity, sewers, heat, power, rubbish and garbage collection, janitorial service and any and all other similar charges incurred by Tenant with respect to and during its occupancy of the Premises, including but not limited to use, connection, hook-up and standby fees and penalties for discontinued or interrupted service. Said charges shall be paid directly to the utility or service provider unless Landlord shall, at its option, supply or provide any such utility or service. Tenant may, at its expense, arrange for the installation and operation of T-I lines for use in connection with the operation of Tenant's business. Tenant may, at its expense, install and operate a ventilating and air-conditioning system for the Premises in accordance with code requirements and all of the terms and conditions of this Lease (including but not limited to Paragraph 6(d) above), subject to Landlord's advance written approval of the location of system components and of plans specifically showing structural alterations or additions required by such system (or showing that none are needed). For any and each utility or service supplied or provided by Landlord, Tenant shall pay to Landlord, as additional rent, the charge established by Landlord for utilities furnished or services provided to the Premises. In the case of any utility service provided by Landlord that could be provided directly to Tenant by a local utility company, Landlord warrants that its charge to Tenant for such utility will not exceed the charge that Tenant would pay if such company furnished service directly to Tenant.

          (b) Landlord shall not be liable for damages, consequential or otherwise, nor shall there be any rent abatement, arising out of any curtailment or interruption whatsoever in utility services; provided, however, that if utilities provided by Landlord are interrupted for a period of more than 48 hours and such interruption is due to Landlord's fault or the failure of equipment under Landlord's control, and if the Premises are hereby rendered untenantable for the use intended, then the rents and charges due under this Lease shall be abated during the period of utility interruption.

     8.   Maintenance, Repairs and Alterations.
          ------------------------------------

          (a) Landlord shall keep and maintain in good and tenantable condition and repair, the roof, structural walls, exterior painting, and parking and other common areas;

provided, however, that Landlord shall not be required to make repairs necessitated by reason of the negligence of Tenant or anyone claiming under Tenant, or by reason of failure of Tenant to perform or observe any conditions or agreements in this Lease contained, or caused by alterations, additions, or improvements made by Tenant or anyone claiming under Tenant. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises or the Building in good order, condition and repair. Landlord, and not Tenant, shall be responsible to repair and maintain the following: utility lines which serve other tenants in common with Tenant (except to the extent the same are the responsibility of the utility company); damage resulting from any breach of this Lease by Landlord (subject to the waiver of subrogation provisions hereof); and remediation and restoration work expressly made the responsibility of Landlord hereunder.

          (b) Except for the maintenance and repair responsibilities of Landlord expressly provided above, Tenant shall, at Tenant's expense, maintain the entirety of the Premises and the utilities and systems serving the same in good condition and repair, and Tenant shall perform all such items of repairs, maintenance and alteration as may at any time or from time to time be required in order to comply with the provisions of all laws, statutes, ordinances and regulations affecting the Premises. If Tenant fails to do so Landlord may, but shall not be required to, enter the Premises and put them in good condition, and Landlord's costs thereof shall automatically become due and payable as additional rent. At the expiration of the term Tenant shall deliver up possession of the Premises in good condition and repair, only ordinary wear and tear excepted.

          (c) Subject to the provisions of Paragraph 6(d) above, Tenant acknowledges and agrees that the Premises have been inspected by Tenant, and are hereby accepted by Tenant in their "AS-IS" condition, without any obligation on Landlord's part to perform or pay for any work or make any improvements, alterations or additions in or to the Premises. Tenant shall not without Landlord's prior consent, not to be unreasonably withheld, make any alterations, improvements or additions in or about the Premises. As a condition to giving such consent, Landlord may require that Tenant remove any such alterations, improvements or additions at the expiration of the term, and to restore the Premises to their prior condition. Before commencing any work relating to alterations, additions or improvements affecting the Premises, Tenant shall notify Landlord of the expected date of commencement thereof and of the anticipated cost thereof, and shall furnish complete drawings and specifications describing such work as well as such information as shall reasonably be requested by Landlord substantiating Tenant's ability to pay for such work. Landlord shall then have the right at any time and from time to time to post and maintain on the Premises such notices as Landlord reasonably deems necessary to protect the Premises, the Building and Landlord from mechanics' liens or any other liens. In any event, Tenant shall pay when due all claims for labor or materials furnished to or for Tenant at or for use in the Premises. Tenant shall not permit any mechanics' liens to be levied against the Premises for any labor or materials furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors in connection with work performed or claimed to have been performed on the Premises by or at the direction of Tenant. All alterations, improvements or additions in or about the Premises performed by or on behalf of Tenant shall be done by contractors designated or approved by Landlord, in a first-class, workmanlike manner which does not disturb or interfere with other tenants and in compliance with all applicable laws, ordinances, regulations and orders of any governmental authority having jurisdiction thereover, as well as the requirements of insurers of the Premises and the Building. Prior to commencing any such work if required by Landlord, Tenant shall purchase builder's risk insurance in an amount no less than the value of the completed work of alteration, addition or improvement on an all-risk basis, covering all perils then customarily covered by such insurance. In addition, prior to the commencement of any such work, if Landlord so requests, Tenant shall furnish to Landlord performance and payments bonds in a form and issued by a surety reasonably acceptable to Landlord in an amount equal to the cost of such work of alteration, improvement or addition. Notwithstanding anything in this paragraph to the contrary, upon Landlord's request, Tenant shall remove any contractor, subcontractor or material supplier from the Premises and the Building if the work or presence of such person or entity results in labor disputes in or about the Building or damage to the Premises or the Building. Upon completion of work performed for Tenant, at Landlord's request Tenant shall deliver to Landlord evidence of full payment therefor and full and unconditional waivers and releases of liens for all labor, services and/or materials used. Unless Landlord requires their removal, as set forth above, all alterations, improvements or additions which may be made on the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the termination or expiration of the term; provided, however, that Tenant' s machinery, equipment and trade fixtures, other than any which may be affixed to the Premises so that they cannot be removed without material damage to the Premises, shall remain the property of Tenant and shall be removed by Tenant.

     9.   Insurance and Indemnity.
          ------------------------

          (a) Tenant shall obtain and during the term of this Lease commercial general liability insurance with a combined single limit for personal injury and property damage in an amount not less than $2,000,000, and employer's liability and workers' compensation insurance as required by law. Tenant's commercial general liability insurance policy shall be endorsed to provide that (1) it may not be cancelled or altered in such a manner as adversely to affect the coverage afforded thereby without 30 days' prior written notice to Landlord, (2) Landlord is named as additional insured, (3) the insurer acknowledges acceptance of the mutual waiver of claims by Landlord and Tenant pursuant to subparagraph (b) below, and (4) such insurance is primary with respect to Landlord and that any other insurance maintained by Landlord is excess and noncontributing with such insurance. If, in the opinion of Landlord's insurance adviser, based on a substantial increase in recovered liability claims generally, the specified amounts of coverage are no longer adequate, within 30 days following Landlord's request, such coverage shall be appropriately increased. Tenant shall also obtain and maintain insurance ("Personal Property Insurance") covering leasehold improvements paid for by Tenant and Tenant's personal property and fixtures from to time in, on, or at the Premises, in an amount not less than 100% of the full replacement cost, without deduction for depreciation, providing protection against events protected under "All Risk Coverage," as well as against sprinkler drainage, vandalism, and malicious mischief. Any proceeds from the Personal Property Insurance shall be used for the repair or replacement of the property damaged or destroyed, unless this Lease is terminated under an applicable provision herein. If the Premises are not repaired or restored following damage or destruction in accordance with other provisions herein, Landlord shall receive any proceeds from the Personal Property Insurance allocable to Tenant's leasehold improvements. Tenant shall obtain and maintain business interruption insurance in an amount adequate to provide for payment of Base Rent and other amounts due Landlord under this Lease during a one year interruption of Tenant's business by fire or other casualty. Prior to the commencement of the term, Tenant shall deliver to Landlord duplicates of such policies or certificates thereof with endorsements, and at least 30 days prior to the expiration of such policy or any renewal thereof, Tenant shall deliver to Landlord replacement or renewal binders, followed by duplicate Policies or certificates within a reasonable time thereafter. If Tenant fails to obtain such insurance or to furnish Landlord any such duplicate policies or certificates as herein required, Landlord may, at its election, after written notice to Tenant (except that notice shall not be required if coverage has lapsed or threatens to lapse) but without any obligation so to do, procure and maintain such coverage and Tenant shall reimburse Landlord on demand as additional rent for any premium so paid by Landlord. Tenant shall have the right to provide all insurance coverage required herein to be provided by Tenant pursuant to blanket policies so long as such coverage is expressly afforded by such policies.

          (b) Landlord hereby waives all claims against Tenant, and Tenant' s trustees, and its and their officers, directors, partners, employees, agents and representatives for loss or damage to the extent that such loss or damage is insured against under any valid and collectable insurance policy insuring Landlord or would have been insured against but for any deductible amount under any such policy, and Tenant waives all claims against Landlord including Landlord's trustees, and its and their officers, directors, partners, employees, agents and representatives (collectively, "Landlord's Parties") for loss or damage to the extent such loss or damage is insured against under any valid and collectable insurance policy insuring Tenant or required to be maintained by Tenant under this Lease, or would have been insured against but for any deductible amount under any such policy.

          (c) As insurance is available to protect it, and as long as such waiver does not violate public policy, Tenant hereby waives all claims against Landlord and Landlord's Parties for damage to any property or injury to or death of any person in, upon or about the Premises, the Building or the Property arising at any time and from any cause, and Tenant shall hold Landlord and Landlord's Parties harmless from and defend Landlord and Landlord's Parties against (i) all claims for damage to any property or injury to or death of any person arising in or from the use of the Premises by Tenant, except as to Landlord or any of Landlord's Parties such as is caused by the sole negligence or willful misconduct of Landlord or that of Landlord's Parties otherwise entitled to indemnification, or (ii) arising from the negligence or willful misconduct of Tenant, its employees, agents or contractors in, upon or about those portions of the Building other than the Premises. The foregoing indemnity obligation of Tenant shall include attorneys' fees, investigation costs and all other costs and expenses incurred by Landlord or any of Landlord's Parties from the first notice that any claim or demand is to be made or may be made. The provisions of this paragraph shall survive the expiration or termination of this Lease with respect to any damage, injury or death occurring prior to such time.

     10.  Damage or Destruction.
          ---------------------

          (a) If during the term the Premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the Premises is materially interfered with, from a risk which is wholly covered by insurance proceeds made available to Landlord for such purpose, Landlord shall proceed with reasonable diligence to repair the damage or destruction and this Lease shall not be terminated; provided, however, that if in the opinion of Landlord's architect or contractor the work of repair cannot be completed in 90 days following such damage or destruction, Landlord may at its election terminate this Lease by notice given to Tenant within 30 days following the event or such longer period as may reasonably be necessary to obtain information from its architect or contractor.

          (b) If during the term the Premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the Premises is materially interfered with, from a risk which is not wholly covered by insurance proceeds made available to Landlord for repair or reconstruction, Landlord may at its election by notice to Tenant given within 30 days following the event or such longer period as may reasonably be necessary for Landlord to obtain information from its architect or contractor, either restore the Premises or terminate this Lease.

          (c) In case of destruction or damage which materially interferes with Tenant's use of the Premises, if this Lease is not terminated as above provided, rent shall be abated during the period required for the work of repair based upon the degree of interference with Tenant's use of the Premises. Except for abatement of rent, Tenant shall have no claim against Landlord for any loss suffered by Tenant due to damage or destruction of the Premises or any work of repair undertaken as herein provided. Tenant expressly waives the provisions of
Section 1932 and Section 1933(4) of the California Civil Code which are superseded by this paragraph.

          (d) In the event that the Building is entirely destroyed by a casualty or the time reasonably required to restore the Premises, as determined in good faith by Landlord, exceeds 180 days, Tenant may terminate this Lease by written notice to Landlord given within 30 days following tile casualty.

     11.  Eminent Domain. If all or any part of the Premises shall be taken as a
          --------------
result of the exercise of the power of eminent domain or sold by Landlord under threat thereof, this Lease shall terminate as to the part so taken as of the date of taking or sale and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by notice to the other within 30 days after such date if the portion of the Premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Premises for Tenant's purposes. In the event of any taking or such sale, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be equitably reduced on a square footage basis.

     12.  Assignment and Subletting.
          -------------------------

          (a) Tenant shall not assign this Lease or any interest herein or sublet the Premises or any part thereof without the prior consent of Landlord, which consent shall not be unreasonably withheld; Tenant shall not hypothecate this Lease or any interest herein or permit the use of the Premises by any party other than Tenant without the prior consent of Landlord, which consent may be withheld by Landlord in its discretion. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the consent of Landlord. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. In connection with each consent requested by Tenant, Tenant shall submit to Landlord the terms of the proposed transaction, the identity of the parties to the transaction, the proposed documentation for the transaction, current financial statements of any proposed assignee or sublessee and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved therein. As a further condition to any consent granted by Landlord, the proposed assignee or sublessee shall agree in writing to perform for the benefit of Landlord all of the Tenant's obligations under this Lease or so much thereof as are allocable to any portion of the Premises proposed to be sublet. Notwithstanding the foregoing, Landlord's consent shall not be required, and Landlord shall not have the recapture right provided below in subparagraph (c) of this Paragraph, in the case of a registered public offering of Tenant's stock, the merger of Tenant into or with another entity, or a sale of all or substantially all of the assets or stock of Tenant as a going concern, provided, in the case of any such offering, merger or sale, that Tenant is not in default hereunder, and that Tenant or the merged entity, in the case of the issuance or sale of stock or a merger, or the purchaser of Tenant's assets, has a net worth equal to or in excess of $1,000,000 following the conclusion of such transaction and any related transactions.

          (b) Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

               (1)  the proposed assignee or sublessee is a governmental agency;

               (2) in Landlord's reasonable judgment, the use of the Premises would entail any alterations which would lessen the value of the leasehold improvements in the Premises, or would require increased services by Landlord;

               (3) in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms, or the character, reputation or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building;

               (4) in Landlord's reasonable judgment, the proposed assignee or sublessee does not have a good reputation as a tenant of property;

               (5) Landlord has received from any prior lessor to the proposed assignee or subtenant a negative report concerning such prior lessor's experience with the proposed assignee or subtenant;

               (6) Landlord has experienced previous defaults by or is in litigation with the proposed assignee or subtenant;

               (7) the use of the Premises by the proposed assignee or subtenant will violate any applicable law, ordinance or regulation;

               (8) the proposed assignee or subtenant is a person with whom Landlord is negotiating to lease space in the Building or is currently a tenant in the Building;

               (9) Tenant is in default of any obligation of Tenant under this Lease, or Tenant has defaulted under this Lease on three or more occasions during the 12 months preceding the date that Tenant shall request consent; or

               (10) in the case of a subletting of less than the entire Premises, if the subletting would result in the division of the Premises into more than two subparcels or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the Premises.

          (c) If at any time or from time to time during the term of this Lease Tenant desires to sublet all or any part of the Premises, Tenant shall give notice to Landlord setting forth the terms of the proposed subletting and the space so proposed to be sublet. Landlord shall have the option, exercisable by notice given to Tenant within 20 days after Tenant's notice is given, to terminate the Lease as to that portion of the Premises proposed to be sublet, effective as of the date of the proposed subletting. Landlord may enter into a lease with the proposed subtenant. If Tenant proposes to assign this Lease, Landlord may, by notice given within 20 days of Tenant's notice, elect to terminate this Lease as of the date of the proposed assignment. If Landlord so terminates this Lease, Landlord may, if it elects, enter into a new lease covering the Premises or a portion thereof with the intended assignee or subtenant on such terms as Landlord and such person may agree, or enter into a new lease covering the Premises or a portion thereof with any other person; in such event, Tenant shall not be entitled to any portion of the profit, if any, which Landlord may realize on account of such termination and reletting. Landlord's exercise of its aforesaid option shall not be construed to impose any liability upon Landlord with respect to any real estate brokerage commission(s) or any other costs or expenses incurred by Tenant in connection with its proposed subletting or assignment. If Landlord does not exercise its options to terminate this Lease or sublet the Premises, Tenant shall be free to sublet such space to any third party on the same terms set forth in the notice given to Landlord, subject to obtaining Landlord's prior consent as hereinabove provided.

          (d) As used in this paragraph, the term "assign" or "assignment" shall include, without limitation, any sale, transfer or other disposition of all or any portion of Tenant's estate under this Lease, whether voluntary or involuntary, and whether by operation of law or otherwise including any of the following:

               (1) If Tenant is a corporation: (i) any dissolution, merger, consolidation or other reorganization of Tenant, or (ii) a sale of more than 50 % of the value of the assets of Tenant, or (iii) if Tenant is a corporation with fewer than 500 shareholders, sale or other transfer of a controlling percentage of the capital stock of Tenant. The phrase "controlling percentage" means the ownership of, and the right to vote, stock possessing at least 50 % of the total combined voting power of all classes of Tenant's stock issued, outstanding and permitted to vote for the election of directors;

               (2) If Tenant is a trust, the transfer of more than 50 % of the beneficial interest of Tenant, or the dissolution of the trust;

               (3) If Tenant is a partnership or joint venture, the withdrawal, or the transfer of the interest of any general partner or joint venturer or the dissolution of the partnership or joint venture; or

               (4) If Tenant is composed of tenants-in-common, the transfer of interest of any co-tenants, or the partition or dissolution of the co-tenancy.

          (e) No sublessee shall have a further right to sublet, and any assignment by a sublessee of its sublease shall be subject to Landlord's prior consent in the same manner as if Tenant were entering into a new sublease.

          (f) In the case of an assignment, all sums or other economic consideration received by Tenant as a result of such assignment shall be paid to Landlord after first deducting the cost of any real estate commissions and reasonable attorneys' fees incurred in connection with such assignment, and the cost of improvement work done or construction or improvement allowances given by Tenant in connection with such assignment. In the event such consideration is received by Tenant in installments, the portion of each installment to be paid to Landlord shall be determined by subtracting from the installment an amount equal to the total amount of the foregoing permitted deductions divided by the total number of installments.

          (g) In the case of a subletting, all sums or economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting (1) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the Premises, and (2) the cost of any real estate commissions and reasonable attorneys' fees incurred in connection with such subletting, together with the cost of improvement work done or construction or improvement allowances given by Tenant in connection with such subletting, amortized over the term of the sublease.

          (h) Regardless of Landlord's consent, no subletting or assignment shall release

Tenant of Tenant's obligations or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant without notifying Tenant or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

          (i) If Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection therewith.

          (j) The voluntary or other surrender of this Lease by Tenant, the mutual cancellation thereof or the termination of this Lease by Landlord as a result of Tenant's default shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

     13.  Default by Tenant.
          -----------------

          (a) Any of the following events shall constitute events of default under this Lease:

               (1) a default by Tenant in the payment of any rent or other sum payable hereunder which continues for 10 days after written notice from Landlord (which notice may be that required or permitted pursuant to
     Section 1161 et seq. of the California Code of Civil Procedure or successor
                  -- ---
     statutes, with the provisions of this Lease not requiring the giving of a notice in addition to such statutory notice to terminate this Lease and Tenant's right to possession of the Premises);

               (2) a default by Tenant in the performance of any of the other terms, covenants, agreements or conditions contained herein and, if the default is curable, the continuation of such default for a period of 30 days after notice by Landlord or beyond the time reasonably necessary for cure if the default is of the nature to require more than 30 days to remedy, provided that if Tenant has defaulted in the performance of the same obligation more than one time in any twelve-month period and notice of such default has been given by Landlord in such instance, no cure period shall thereafter be applicable hereunder;

               (3) the bankruptcy or insolvency of Tenant, any transfer by Tenant in fraud of creditors, assignment by Tenant for the benefit of creditors, or the commencement of any proceedings of any kind by or against Tenant under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act unless, in the event any such proceedings are involuntary, Tenant is discharged from the same within 60 days thereafter; the appointment of a receiver for a substantial part of the assets of Tenant; or the levy upon this Lease or any estate of Tenant hereunder by any attachment or execution; or

               (4)  the abandonment of the Premises.

          (b) Upon the occurrence of any event of default by Tenant hereunder, Landlord may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, do any of the following:

               (1) Landlord shall have the right, so long as such default continues, to give notice of termination to Tenant, and on the date specified in such notice this Lease shall terminate.

               (2) In the event of any such termination of this Lease, Landlord may then or at any time thereafter, re-enter the Premises and remove therefrom all persons and property and again repossess and enjoy the Premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

               (3) In the event of any such termination of this Lease, and in addition to any other rights and remedies Landlord may have, Landlord shall have all of the rights and remedies of a landlord provided by Section 1951.2 of the California Civil Code. The amount of damages which Landlord may recover in event of such termination shall include, without limitation,
     (i) the worth at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the unpaid rent for balance of the term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided, (ii) all legal expenses and other related costs incurred by Landlord following Tenant's default, (iii) all costs incurred by Landlord in restoring the Premises to good order and condition, or in remodeling, renovating or otherwise preparing the Premises for reletting, and (iv) all costs (including, without limitation, any brokerage commissions) incurred by Landlord in reletting the Premises.

               (4) For the purpose of determining the unpaid rent in the event of a termination of this Lease, or the rent due hereunder in the event of a reletting of the Premises, the monthly rent reserved in this Lease shall be deemed to be the sum of the rental due under paragraph 3 above and the amounts last payable by Tenant pursuant to paragraph 4 above and any "free rent" or rent waived or abated by Landlord as an inducement for Tenant to enter into this Lease.

               (5) Landlord's acceptance of payment from Tenant of less than the amount of rent then due shall not constitute a waiver of any rights of Landlord or Tenant including, without limitation, any right of Landlord to recover possession of the Premises.

               (6) After terminating this Lease, Landlord may remove any and all personal property located in the Premises and place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant.

          (c) Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover rental as it becomes due under this Lease. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease, shall not constitute a termination of Tenant's right to possession.

          (d) Tenant hereby waives all rights under California Code of Civil Procedure Section 1179 and California Civil Code Section 3275 providing for relief from forfeiture, and any other right now or hereafter existing to redeem the Premises or reinstate this Lease after termination pursuant to this paragraph or by order or judgment of any court or by any legal process.

          (e) Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereby against the other on any matters not relating to personal injury or property damage but otherwise arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and any emergency statutory or any other statutory remedy.

          (f) The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity, by statute or otherwise.

     14.  Landlord's Right to Cure Defaults. If Tenant shall fail to pay any sum
          ---------------------------------
of money, other than rental, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for 30 days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable to Landlord on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rental.

     15.  Default by Landlord. Landlord shall not be in default under this Lease
          -------------------
unless Landlord fails to perform obligations required of Landlord hereunder within a reasonable time, but in no event later than 30 days after notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than 30 days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30 day period and thereafter diligently prosecutes the same to completion.

     16.  Security Deposit. On execution of this Lease Tenant shall deposit with
          ----------------
Landlord the sum specified in the Basic Lease Information (the "Deposit"). The Deposit shall be held by Landlord as security for the performance by Tenant of all of the provisions of this Lease. Following an event of default by Tenant under this Lease, Landlord may use, apply or retain all or any portion of the Deposit to remedy defaults in the payment of any rental or other charge hereunder, to repair damages to the Premises caused by Tenant, to clean the Premises upon the expiration or termination of this Lease, or otherwise to compensate Landlord for any loss or damage sustained due to any breach or default on the part of Tenant. If Landlord so uses or applies all or any portion of the Deposit, then within 10 days after demand therefor Tenant shall deposit cash with Landlord in an amount sufficient to restore the Deposit to the full amount thereof, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's' interest hereunder) at the expiration of the term hereof, and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to the Deposit.

     17.  Estoppel Certificate.
          --------------------

          (a) Tenant shall at any time within 10 days following request from Landlord execute, acknowledge and deliver to Landlord a statement certifying (1) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), (2) the date to which the rent, the Deposit, and other sums payable hereunder have been paid, (3) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, which are claimed, and
(4) such other matters as may reasonably be requested by Landlord. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Building. Landlord shall, within 10 days following notice from Tenant, provide to Tenant an estoppel certificate relating to the interest of Tenant under this Lease, on commercially reasonable terms.

          (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (1) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (2) that there are no uncured defaults in Landlord's performance, and (3) that not more than one month's rent has been paid in advance.

          (c) If Landlord desires to finance or refinance the Building, within 10 days of Landlord's request, Tenant shall deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender; provided, however, that Tenant may provide such financial statements as Tenant may generally have prepared in the normal course of the operation of its business, whether audited or unaudited. All such financial statements shall be received by Landlord in confidence and shall be used for the purposes herein set forth.

     18.  Subordination: Amendment for Lender. This Lease, at Landlord's option,
          -----------------------------------
shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Building and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, beneficiary, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior to or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. If any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Tenant shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure; if any ground lease to which this Lease is subordinate is terminated, Tenant shall attorn to the ground lessor. Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, or to evidence such attornment.

     19.  Attorneys' Fees. If either party commences an action or proceeding
          ---------------
against the other party arising out of or in connection with this Lease, or institutes any proceeding in a bankruptcy or similar court which has jurisdiction over the other party or any or all of its property or assets, the prevailing party in such action or proceeding and in any appeal in connection therewith shall be entitled to have and recover from the unsuccessful party reasonable attorneys' fees, court costs, expenses and other costs of investigation and preparation. If such prevailing party recovers a judgment in any such action, proceeding, or appeal, such attorneys' fees, court costs and expenses shall be included in and as a part of such judgment. In addition, if Landlord shall employ the services of an attorney by reason of any default or failure of timely performance by Tenant and suit is not brought by reason thereof, or Tenant cures following the bringing of suit, or the suit is otherwise settled and compromised prior to entry of judgment, Tenant shall pay to Landlord, as additional rental, all reasonable attorneys' fees and costs incurred by Landlord.

     20.  Notices. All notices, consents, demands and other communications from
          -------
one party to the other given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, certified or registered, postage prepaid, or delivered to a generally recognized overnight courier service (such as Fed Ex, U.P.S., Airborne or similar national couriers) for next-day delivery, charges prepaid, and addressed as follows: to Tenant at the address specified in the Basic Lease Information or to such other place as Tenant may from time to time designate in a notice to Landlord; to Landlord at the address specified in the Basic Lease Information, or to such otter place and with such other copies as Landlord may from time to time designate in a notice to Tenant; or, in the case of

Tenant, delivered to Tenant at the Premises. In, addition, such communications shall be deemed given when transmitted to a party by electronic facsimile, with confirmation of receipt to the telephone number specified in the Basic Lease Information, as it may be changed by notice.

     21.  General Provisions.
          ------------------

          (a) This Lease shall be governed by and construed in accordance with the laws of the State of California.

          (b) The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

          (c) This Lease contains all agreements of the parties with respect to any matter mentioned herein and supersedes any oral and any prior written understanding, conditions, representations, agreements or covenants, and may be modified in writing only, signed by the parties.

          (d) No waiver by Landlord or Tenant of any provision hereof shall be deemed a waiver of any other provision or of any subsequent breach by Tenant or Landlord of the same or any other provision. Landlord's or Tenant's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of consent to or approval of any subsequent act. The acceptance of rent or any partial payment hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

          (e) If Tenant remains in possession of the Premises or any part thereof after the expiration of the term with the consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of 150% of the last month's rental during the term plus all other charges payable hereunder, and upon all of the terms hereof.

          (f) Subject to the provisions of this Lease restricting assignment or subletting by Tenant, this Lease shall bind the parties, their personal representatives, successors and assigns.

          (g) Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers or lenders, and making such alterations, repairs, improvements or additions to the Premises or to the Building as Landlord may deem necessary or desirable. Landlord shall give Tenant reasonable advance written notice of any entry of the Premises pursuant to this Paragraph, except that notice shall not be required in an emergency. In the event that the Premises are rendered untenantable for a period in excess of 48 hours by reason of work by Landlord therein that is not made necessary by reason of Tenant's default, by the requirements of any insurer or by the provisions of applicable laws or rules of law, then the rents and charges due under this Lease shall be abated during the period the Premises are untenantable. Landlord may at any time during the last 180 days of the term place on or about the Premises any ordinary "For Lease" signs.

          (h) If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of the corporation in accordance with a duly adopted resolution of the Board of Directors and that this Lease is binding upon the corporation in accordance with its terms.

          (i) The term "Landlord" as used herein means the then owner of the Building and in the event of a sale of the Building the selling owner shall be automatically relieved of all obligations of Landlord hereunder, except for acts or omissions of Landlord theretofore occurring.

          (j) Any liability which may arise as a consequence of the execution of this Lease by or on behalf of Landlord shall be a liability of Landlord and not the personal liability of any partner, shareholder, owner, member, officer, director, agent, trustee, employee or beneficiary of Landlord. Notwithstanding anything to the contrary set forth in this Lease, Tenant agrees that there shall be absolutely no personal liability on the part of Landlord with respect to any of the obligations of Landlord under this Lease, and Tenant shall look solely to the equity, if any, of Landlord in the Building for the satisfaction of any liability of Landlord to Tenant. Tenant's exculpation of personal liability of Landlord is absolute and without any exception whatsoever.

          (k) Tenant warrants that it has had no dealings with any real estate broker or agent other than the Brokers identified in the Basic Lease Information in connection with the Premises or this Lease. Tenant shall indemnify Landlord and hold it harmless from and against all claims, demands, costs or liabilities (including, without limitation, attorneys' fees) asserted by any party other than such Brokers based upon dealings of that third party with Tenant in connection with the Premises or this Lease. Landlord, and not Tenant, shall be responsible to pay Landlord's Broker, and Landlord shall indemnify Tenant and hold it harmless from and against all claims, demands, costs or liabilities (including, without limitation, attorneys' fees) asserted by such Broker based upon dealings of that party with Landlord in connection with the Premises or this Lease.

     22.  Exhibits. Any and all exhibits and addenda referred to above in this
          --------
Lease and annexed hereto are attached to this Lease and by this reference made a part hereof.

     23.  Exculpation. Landlord and Tenant hereby acknowledge that Landlord is a
          -----------
California unincorporated association doing business as a real estate investment trust. The trustees, officers, agents and employees of Landlord have no power to bind its shareholders personally, and no obligation of Landlord under this Agreement shall be binding personally upon its shareholders, trustees, officers, agents, or employees. All persons dealing with Landlord, its trustees, officers, agents, employees or representatives shall look solely to the property of

Landlord for satisfaction of claims of any nature arising in connection with the affairs of Landlord.

IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below:

TENANT                                          LANDLORD
NETWEB CORPORATION,                             WESTERN INVESTMENT REAL ESTATE
a Delaware corporation                          TRUST, a California real estate
                                                investment trust


By /s/                                          By  /s/
   --------------------------------                 ----------------------------
Name  William Lohse                             Name       L. Gerald Hunt
      -----------------------------
Its   Chairman                                  Its    Senior Vice President
    -------------------------------


By  /s/                                         By  /s/
   --------------------------------                -----------------------------
Name  Anna Zornosa                              Name Dennis D. Ryan
    -------------------------------                  ---------------------------
Its  President                                  Its CFO
   --------------------------------                -----------------------------

Tenant's T.I.N.:


     88-0386603
-----------------------------------

                                   EXHIBIT A
                                   ---------

                                 OFFICE LEASE
                            3450 California Street
                           San Francisco, California


                             Rules and Regulations

     1. The sidewalks, halls, passages, exits, entrances and stairways of the Building shall not be obstructed by Tenant or used by it for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances and stairways not for the general public and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building. Landlord shall have the right at any time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor to change the arrangement and/or location of entrances or passageways, doors or doorways, corridors, stairs or other common areas of the Building.

     2. Tenant may at its expense install and maintain a tasteful, professionally made sign bearing Tenant's name on the exterior door of the Premises, so long as the same may be done in compliance with applicable laws, codes and regulations and Tenant shall have received Landlord's prior approval of the design and placement of said sign. Tenant shall remove said sign upon expiration or termination of this Lease and restore the exterior door to its condition before installation of such sign. No other sign, placard, picture, name, advertisement or notice visible from the exterior of Tenant's Premises shall be inscribed, painted, affixed or otherwise displayed by Tenant on any part of the Building without the prior written consent of Landlord. Landlord may adopt and furnish to tenants general guidelines relating to signs inside the Building. Tenant agrees to conform to such guidelines. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. Material visible from outside the Building will not be permitted.

     3. The Premises shall not be used for the storage of merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted on the premise, except that private use by Tenant of an Underwriters' Laboratory approved refrigerator, U.L. approval microwave oven and U.L. approved equipment for brewing coffee, teas, hot chocolate and similar beverages shall be permitted, provided that such use is in accordance with all applicable Federal, state and municipal laws, codes, ordinances, rules and regulations.

     4. Landlord will furnish each tenant free of charge with two keys to each door lock provided in the Premises by Landlord. Landlord may make a reasonable charge for any additional keys. No tenant shall have any such keys copied or any keys made. After delivery of possession of the Premises to Tenant, Tenant may, at its expense, rekey existing locks or have new locks of equal or better quality installed, so long as Tenant provides to Landlord, for emergency use only, a master key to each new or rekeyed lock. Tenant, upon the termination of this Lease, shall deliver to Landlord all keys to doors in the Building.

     5. Landlord may designate appropriate entrances for deliveries or other movement to or from the Premises of equipment, materials, supplies, furniture or other property, and Tenant shall not use any other entrances for such purposes. All persons employed and means or methods used to move equipment, materials, supplies, furniture or other property in or out of the Building must be approved by Landlord prior to any such movement. Landlord shall have the right to prescribe the maximum weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on a platform of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of Tenant.

     6. No tenant shall use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment. No tenant shall use any method of heating or air conditioning other than that, if any, supplied by Landlord. No tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business in the Building, nor shall any animal or birds be brought or kept in the Premises or the Building.

     7. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name or street address of the Building.

     8. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. Tenant shall keep window coverings closed when the effect of sunlight (or the lack thereof) would impose unnecessary loads on the Building systems.

     9. No tenant shall obtain for use in the Premises ice, drinking water, food, beverage, towel or other similar services, except at such reasonable hours and under such reasonable regulations as may be fixed by Landlord.

     10. Each tenant shall ensure that the doors of its Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or Tenant's employees leave the Premises so as to prevent waste or damage, and for any default or carelessness in this regard, Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord.

     11. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

     12. Except with the prior written consent of Landlord, no tenant shall sell or permit the sale in the Premises, or use or permit the use of any sidewalk or mall area adjacent to the Premises for the sale, of newspapers, magazines, periodicals, theatre or travel tickets or any other goods or merchandise at retail to the general public in or on the Premises, nor shall any tenant carry on or permit or allow any employee or other person to carry on the business of stenography, typewriting. printing or photocopying or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises of any tenant be used for manufacturing of any kind, or any business or activities other than that specifically provided for in such tenant's lease.

     13. No tenant shall install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building. No TV or radio or recorder shall be played in such a manner as to cause a nuisance to any other tenant.

     14. There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any tenant into the Building or kept in or about its Premises.

     15. Each tenant shall store all its trash and garbage within its Premises until removal of the same to such location in the Building as may be designated from time to time by Landlord. No material shall be placed in the trash boxes or receptacles, if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of office building trash and garbage in the City in which the Building is located without being in violation of any law or ordinance governing such disposal.

     16. All loading and unloading of merchandise, supplies, materials, garbage and refuse shall be made only through such entryways and at such times as Landlord shall designate. The Tenant shall not obstruct or permit the obstruction of any designated loading area and at no time shall Tenant park or allow its officers, agents or employees to park vehicles therein except for loading and unloading.

     17. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building are prohibited, and each tenant shall cooperate to prevent the same.

     18. The requirements of tenants will be attended to only upon application in writing at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

     19. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

     20. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the agreements, covenants, conditions and provisions of any lease of Premises in the Building.

     21. Landlord reserves the right to make such other rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.

                               GUARANTEE OF LEASE

     The undersigned, WILLIAM LOHSE and VICTORIA LOHSE, Husband and Wife ("Guarantor"), in consideration of the leasing of those certain premises (the "Premises") located in the City and County of San Francisco, State of California, described in the written lease (the "Lease") by and between WESTERN INVESTMENT REAL ESTATE TRUST, a California real estate investment trust ("Landlord"), and NETWEB CORPORATION, a Delaware corporation ("Tenant") does hereby covenant and agree as follows:

     1. Guarantor does hereby unconditionally and irrevocably guarantee the full, faithful and timely payment and performance by Tenant and its successors and assigns of all of the covenants, terms and conditions of Tenant to be kept and performed pursuant to the Lease. If Tenant shall default at any time in the payment of any rentals, charges or other sums due under the Lease or in the performance of any of the other covenants and obligations of Tenant thereunder, Guarantor shall on demand of Landlord fully and promptly pay all such rentals, charges and other sums and otherwise perform at Guarantor's sole cost and expense all such covenants and obligations, including (without limitation) the payment of interest on past due obligations of Tenant of any and all costs advanced by Landlord, and of any and all damages and expenses (including attorneys' fees and litigation costs) that may arise in consequence of Tenant's default. Guarantor hereby waives all requirements of notice of the acceptance of this Guarantee and all requirements of notice of breach or non-performance by Tenant, including but not limited to presentment, demand, protest, notice of protest, notice of dishonor, notice of non-payment and notice of acceptance of this Guarantee.

     2. Guarantor's obligations hereunder are independent of, and may exceed, the obligations of Tenant. A separate action or actions may, at Landlord's option, be brought and prosecuted against Guarantor, whether any action is first or subsequently brought against Tenant or whether Tenant is joined in any such action, and Guarantor may be joined in any action or proceeding commenced by Landlord against Tenant relating to or arising in connection with the Lease. Guarantor waives any right to require Landlord to proceed against Tenant or pursue any other remedy in Landlord's power whatsoever, any right to complain of delay in the enforcement of Landlord's rights under the Lease, any right to demand by Landlord and any right to prior action by Landlord of any nature whatsoever against Tenant.

     3. This Guarantee shall remain and continue in full force and effect and shall not be discharged in whole or in part by any alteration, renewal, extension, modification, or amendment or by any assignment, subletting, hypothecation or other transfer of the Lease. Guarantor hereby consents to and waives notice of any of the foregoing and agrees that its liability hereunder shall be based upon the obligations of Tenant set forth in the Lease as the same may be from time to time altered, renewed, extended, modified, amended or assigned.

     4. Guarantor's obligations hereunder shall remain fully binding although Landlord may have waived one or more defaults by Tenant or extended the time of performance by Tenant or granted other indulgences to Tenant, or may have released, returned or misapplied other security for the performance of Tenant's obligations under the Lease (including any other guarantees or any security therefor), or may have released Tenant from the performance of its obligations under the Lease. Guarantor hereby waives any and all rights of subrogation, reimbursement, indemnity or contribution which Guarantor may have against Tenant or any other guarantor or any other person who now or hereafter has direct or contingent liability for all or any portion of the obligations guaranteed hereby, or against any security deposit or other property which now or hereafter serves as collateral security for performance of the Lease. Any indebtedness of Tenant now or hereafter held by Guarantor is hereby subordinated to the obligations and indebtedness of Tenant to Landlord; and any indebtedness of Tenant to Guarantor, if Landlord so requests, shall be collected, enforced and received by Guarantor as trustee for Landlord on account of the obligations and indebtedness of Tenant to Landlord, without affecting the liability of Guarantor under this Guarantee.

     5. This Guarantee shall remain in full force and effect notwithstanding the institution by or against Tenant of bankruptcy, reorganization, readjustment, receivership or insolvency proceedings of any nature, and notwithstanding the rejection, disaffirmance or abandonment of the Lease in any such proceedings or otherwise.

     6. Guarantor hereby consents and agrees that the courts of the State in which the Premises are located shall have jurisdiction over Guarantor's person in actions arising under or relating to the Lease or this Guarantee, and Guarantor agrees that any action brought by Guarantor arising out of or relating to the Lease or this Guarantee shall be filed in the State in which the Premises are located.

     7. If this Guarantee is signed by more than one party, their obligations shall be joint and several, and the release of one or more of such parties or of any other guarantor of the Lease shall not release any other party.

     8. This Guarantee shall be applicable to and binding upon the heirs, executors, administrators, representatives, successors and assigns of Guarantor and shall inure to the benefit of the heirs, executors, administrators, representatives, successors and assigns of Landlord. Landlord may, without notice, assign this Guarantee in whole or in part.

     9. In any litigation between Landlord and Guarantor relating to or arising in connection with this Guarantee, the prevailing party shall be entitled to recover its costs and the reasonable fees and experts of its attorneys.

     10. The execution of this Guarantee prior to or following execution of the Lease shall not invalidate this Guarantee or lessen the obligations of Guarantor hereunder. This Guarantee may be attached to the Lease, and the execution by Guarantor of this Guarantee as so designated and the delivery hereof as an attachment to the Lease shall constitute the due execution and delivery of this Guarantee.

     IN WITNESS WHEREOF, Guarantor has executed this Guarantee this 6th day of August, 1998.


                       GUARANTOR:           /s/ William Lohse
                                     --------------------------------
                                               William Lohse


                                            /s/ Victoria Lohse
                                      -------------------------------
                                              Victoria Lohse

                                        Husband and Wife,
                                        whose home address is

                                        POB 69
                                       ------------------------------
                                        Zephyr Cove, NV 89498
                                       ------------------------------

                                       ------------------------------

                                        Social Security Number of
                                        William Lohse:


                                        554 70 4460
                                       ------------------------------

                                        Social Security Number of
                                        Victoria Lohse

                                        559 76 6982
                                       ------------------------------